Exhibit 4.33.2

EXECUTION

AMENDMENT N°20

TO THE A320/A330

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

AND

LATAM AIRLINES GROUP S.A.

REF: CT1242567

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

EXECUTION

AMENDMENT N°20

TO THE

A320/A330 PURCHASE AGREEMENT

This Amendment No. 20 is made as of the 3rd day of June 2015 to the A320/A330 Purchase Agreement signed on November 14, 2006 (as subsequently amended, supplemented, novated or otherwise modified),

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as the “Seller”),

AND

LATAM AIRLINES GROUP S.A., having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes

SANTIAGO

CHILE

(hereinafter referred to as “Buyer”).

The Seller and the Buyer being collectively referred to as the “Parties” and individually as a “Party”.

 “[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

EXECUTION

WHEREAS

A-	The Seller and TAM Linhas Aereas S.A. (“TAM”) have signed on November 14, 2006, an A320/A330 Purchase Agreement (Reference CCC 337.0068/06) covering the purchase by TAM and the sale by the Seller of certain A320 Family Aircraft and A330-200 Aircraft which, together with all Exhibits, Appendixes, Letter Agreements, Amendment No. 1, dated as of January 21, 2008, Amendment No. 2, dated as of October 15, 2008, Amendment No. 3 dated January 12, 2009, Amendment No.4, dated as of July 1, 2009, Amendment No.5, dated as of December 24, 2009, Amendment No.6, dated as of March 4, 2010, Amendment No.7, dated as of July 28, 2010, Amendment No.8, dated as of April 29, 2011, Amendment No.9, dated as of June 13, 2011, Amendment No.10, dated as of October 11, 2011, Amendment No.11, dated as of October 11, 2011, Amendment No.12, dated as of January 27, 2012, Amendment No. 13, dated as of November 30, 2012 Amendment No. 14, dated as of December 14, 2012, Amendment No. 15, dated as of February 18, 2013, Amendment No. 16, dated as of February 27, 2013, Amendment No. 17, dated as of August 19, 2013, Amendment No. 18, dated as of July 15, 2014 and Amendment No. 19, dated as of December 11, 2014 incorporated therein is hereinafter referred to as the “Original Agreement”.

B-	TAM, the Seller and the Buyer entered into a novation agreement dated 30 October 2014 (the “Novation”) novating the Original Agreement from TAM to the Buyer (the Original Agreement as novated pursuant to the Novation is hereinafter referred to as the “Purchase Agreement”).

C-	The Seller and the Buyer have agreed to reschedule one (1) A321 Aircraft as specified herein.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1. A320 FAMILY RESCHEDULING

1.1	The Parties have agreed to reschedule the delivery of one (1) A321 Aircraft identified by rank number 136 as follows:

Aircraft Rank	Original Scheduled Delivery Month	Revised Scheduled Delivery Month	Aircraft Type	Aircraft Batch
136	[***]	[***]	A321	[***]

1.2	As a result of the rescheduling set forth in 1.1 above, Clause 9.1.1.1 of the Purchase Agreement is hereby replaced with the following:

QUOTE

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

EXECUTION

9.1.1.1 A319 / A320 / A321 Aircraft

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 64	A321	Aug-07
- Aircraft N° 65	A321	Aug-07
- Aircraft N° 66	A320	Oct-07
- Aircraft N° 67	A320	Oct-07
- Aircraft N° 68	A321	Nov-07
- Aircraft N° 69	A319	Nov-08
- Aircraft N° 70	A319	Jul-08
- Aircraft N° 71	A319	Aug-08
- Aircraft N° 72	A321	Feb-09
- Aircraft N° 73	A321	Jan-09
- Aircraft N° 74	A321	Mar-13
- Aircraft N° 75	A320	May-09
- Aircraft N° 76	A320	Dec-11
- Aircraft N° 77	A321	Jan-11
- Aircraft N° 78	A320	Dec-11
- Aircraft N° 79	A321	Apr-11
- Aircraft N° 80	A321	Jun-10
- Aircraft N° 81	A319	Jan-10
- Aircraft N° 82	A319	Jul-11
- Aircraft N° 83	A319	Jun-11
- Aircraft N° 84	A321	Jun-10
- Aircraft N° 85	A320	Mar-12
- Aircraft N° 86	A320	Feb-12
- Aircraft N° 87	A320	Jun-13
- Aircraft N° 88	A320	Nov-13
- Aircraft N° 89	A319	Jun-11
- Aircraft N° 90	A320	Jul-12
- Aircraft N° 91	A320	Mar-12
- Aircraft N° 92	A320	Oct-10
- Aircraft N° 93	A320	Jun-12
- Aircraft N° 94	A320	Nov-13
- Aircraft N° 95	A320	Aug-12	Aircraft Nos 95-114
- Aircraft N° 96	A321	July 2015	Aircraft Nos 95-114
- Aircraft N° 97	A320	Oct-12	Aircraft Nos 95-114
- Aircraft N° 98	A320	Mar-14	Aircraft Nos 95-114
- Aircraft N° 99	A320	Nov-13	Aircraft Nos 95-114
- Aircraft N° 100	A320	Aug-13	Aircraft Nos 95-114
- Aircraft N° 101	A320	May-13	Aircraft Nos 95-114
- Aircraft N° 102	A320	Jun-13	Aircraft Nos 95-114
- Aircraft N° 103	A320	Apr-13	Aircraft Nos 95-114

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

EXECUTION

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 104	A320	Jul-13	Aircraft Nos 95-114
- Aircraft N° 105	A320	Sep-13	Aircraft Nos 95-114
- Aircraft N° 106	A320	Sep-13	Aircraft Nos 95-114
- Aircraft N° 107	A320	May-14	Aircraft Nos 95-114
- Aircraft N° 108	A320	Oct-13	Aircraft Nos 95-114
- Aircraft N° 109	A320	Jun-14	Aircraft Nos 95-114
- Aircraft N° 110	A319	Oct-12	Aircraft Nos 95-114
- Aircraft N° 111	A320	May-12	Aircraft Nos 95-114
- Aircraft N° 112	A321	4th Quarter 2015	Aircraft Nos 95-114
- Aircraft N° 113	A320	Mar-12	Aircraft Nos 95-114
- Aircraft N° 114	A321	4th Quarter 2015	Aircraft Nos 95-114
- Aircraft N° 115	A321	Jan-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 116	A320	Feb-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 117	A320	Mar-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 118	A321	May-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 119	A321	July 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 120	A321	February 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 121	A321	Nov-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 122	A321	[***]	[***]
- Aircraft N° 123	A321	May 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 124	A321	Dec-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 125	A321	[***]	[***]
- Aircraft N° 126	A321	[***]	[***]
- Aircraft N° 127	A321	Feb-15	2010 A320 Family Incremental Aircraft
- Aircraft N° 128	A321	[***]	[***]
- Aircraft N° 129	A321	[***]	[***]
- Aircraft N° 130	A321	[***]	[***]
- Aircraft N° 131	A321	May 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 133	A321	August 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 134	A321	August 2015	2010 A320 Family Incremental Aircraft

 “[***]”  This information is subject to confidential treatment and has been omitted and filed separately with the commission.

EXECUTION

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 135	A321	March 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 136	A321	[***]	[***]
- Aircraft N° 137	A321	[***]	[***]
- Aircraft N° 138	A321	[***]	[***]
- Aircraft N° 139	A321	[***]	[***]
- Aircraft N° 140	A321	[***]	[***]

- [***] Aircraft N° 132	A321	[***]	[***]
- [***] Aircraft N° 141	A321	[***]	[***]
- [***] Aircraft N° 142	A321	[***]	[***]
- [***] Aircraft N° 143	A321	[***]	[***]
- [***] Aircraft N° 144	A321	[***]	[***]
- [***] Aircraft N° 145	A320	[***]	[***]
- [***] Aircraft N° 146	A320	[***]	[***]
- [***] Aircraft N° 147	A320	[***]	[***]
- [***] Aircraft N° 148	A320	[***]	[***]
- [***] Aircraft N° 149	A320	[***]	[***]
- [***] Aircraft N° 150	A320	[***]	[***]
- [***] Aircraft N° 151	A320	[***]	[***]
- [***] Aircraft N° 152	A320	[***]	[***]
- [***] Aircraft N° 153	A320	[***]	[***]
- [***] Aircraft N° 154	A320	[***]	[***]
- [***] Aircraft N° 155	A320	[***]	[***]
- [***] Aircraft N° 156	A320	[***]	[***]
- [***] Aircraft N° 157	A320	[***]	[***]
- [***] Aircraft N° 158	A320	[***]	[***]
- [***] Aircraft N° 159	A320	[***]	[***]
- [***] Aircraft N° 160	A320	[***]	[***]
- [***] Aircraft N° 161	A321	[***]	[***]
- [***] Aircraft N° 162	A321	[***]	[***]
- [***] Aircraft N° 163	A321	[***]	[***]
- [***] Aircraft N° 164	A321	[***]	[***]
- [***] Aircraft N° 165	A321	[***]	[***]
- [***] Aircraft N° 166	A321	[***]	[***]

UNQUOTE

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

EXECUTION

2.	CONFIDENTIALITY

This Amendment No. 20 is subject to the confidentiality provisions set forth in Clause 22.10 of the Purchase Agreement.

3.	LAW AND JURISDICTION

This Amendment No. 20 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Amendment No. 20 shall be within the exclusive jurisdiction of the Courts of England.

4.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment No. 20, the Purchase Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 20.

This Amendment No. 20 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

The Purchase Agreement shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with their original terms.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Purchase Agreement.

In the event of any inconsistency between the Purchase Agreement and the present Amendment No. 20, the latter shall prevail to the extent of said inconsistency.

This Amendment No. 20 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

5.	SEVERABILITY

In the event that any provision of this Amendment No. 20 should for any reason be held ineffective, the remainder of this Amendment No. 20 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment No. 20 prohibited or unenforceable in any respect. Any provisions of this Amendment No. 20 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment No. 20.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

EXECUTION

This Amendment No. 20 has been executed in two (2) original specimens which are in English.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

IN WITNESS WHEREOF this Amendment No. 20 was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

Name	:	Name	:

Title	:	Title	:

LATAM AIRLINES GROUP S.A.

Name	:

Title	:

Witness

Name	:

Title	:

AMENDMENT N°21

TO THE A320/A330

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

AND

LATAM AIRLINES GROUP S.A.

REF: CT1242567

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT N°21

TO THE

A320/A330 PURCHASE AGREEMENT

This Amendment No.21 is made as of the 21st day of December 2015 to the A320/A330 Purchase Agreement signed on November 14, 2006 (as subsequently amended, supplemented, novated or otherwise modified),

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte
U31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as ”the Seller”) of the one part,

AND

LATAM AIRLINES GROUP S.A., having its principal office at:

Edificio Huidobro
Avenida Presidente Riesco 5711 – 20th Floor
Las Condes
SANTIAGO
CHILE

(herein after referred to as “the Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the "Parties" and individually as a "Party".

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

WHEREAS

A-	The Seller and TAM Linhas Aereas S.A. (the “Original Buyer”) have signed on November 14, 2006, an A320/A330 Purchase Agreement (Reference CCC 337.0068/06) covering the purchase by the Original Buyer and the sale by the Seller of certain A320 Family Aircraft and A330-200 Aircraft which, together with all Exhibits, Appendixes, Letter Agreements, Amendment No. 1, dated as of January 21, 2008, Amendment No. 2, dated as of October 15, 2008, Amendment No. 3 dated January 5, 2009, Amendment No.4, dated as of July 1, 2009, Amendment No.5, dated as of December 24, 2009, Amendment No.6, dated as of March 4, 2010, Amendment No.7, dated as of July 28, 2010, Amendment No.8, dated as of April 29, 2011, Amendment No.9, dated as of June 13, 2011, Amendment No.10, dated as of October 11, 2011, Amendment No.11, dated as of October 11, 2011, Amendment No.12, dated as of January 27, 2012, Amendment No. 13, dated as of November 30, 2012, Amendment No. 14, dated as of December 14, 2012, Amendment No. 15, dated as of February 18, 2013, Amendment No. 16, dated as of February 27, 2013, Amendment No. 17, dated as of August 19, 2013, Amendment No. 18, dated as of July 15, 2014, incorporated therein is hereinafter referred to as the "Original Agreement".

B-	The Buyer, Seller and Original Buyer entered into a novation agreement dated 30 October 2014 (the “Novation”) novating the Original Agreement from the Original Buyer to the Buyer.

C-	Pursuant to an Amendment No. 19, dated as of December 11, 2014 and Amendment No. 20, dated as of June 3, 2015 the Seller and the Buyer amended the Original Agreement (the “Amendments”), (the Original Agreement as novated pursuant to the Novation and amended pursuant to the Amendments is hereinafter referred to as the “Agreement”).

D-	The Buyer and the Seller have agreed i) for the Seller to use one A320 NEO Aircraft scheduled to be delivered to the Buyer under the Agreement for a series of flight tests [***], and ii) to reschedule the Delivery of one A320 NEO Aircraft.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	A320 NEO FLIGHT TEST AIRCRAFT

1.1	Notwithstanding anything in the Agreement to the contrary, including without limitation, the provisions of Clause 8.4 thereof, the Parties hereby acknowledge and agree to the Seller’s use of the Aircraft bearing rank No. [***] in the Agreement with a Scheduled Delivery [***] in [***] (the “Flight Test Aircraft”) for a series of flight tests as described in Clause 1.2 below (the “Flight Tests”) [***]

1.2	[***].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

[***].

[***].

1.3	[***].

1.4	[***].

1.5	[***].

[***].

[***].

[***].

[***].

[***].

1.6	[***]:

(i)	[***]
(ii)	[***].

[***].

1.7	[***].

1.8	[***].

[***].

2.	A320 FAMILY RESCHEDULING

2.1	The Parties agree to reschedule the delivery of two (2) A320neo Aircraft identified by rank numbers 145 and 146 as follows:

Aircraft Rank	Original Scheduled Delivery Month	Revised Scheduled Delivery Month	Aircraft Type	Aircraft Batch
145	[***]	[***]	A320	[***]
146	[***]	[***]	A320	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

2.2	Clause 9.1.1.1 of the Agreement is hereby amended and restated as follows:

QUOTE

9.1.1.1	A319 / A320 / A321 Aircraft

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 64	A321	Aug-07
- Aircraft N° 65	A321	Aug-07
- Aircraft N° 66	A320	Oct-07
- Aircraft N° 67	A320	Oct-07
- Aircraft N° 68	A321	Nov-07
- Aircraft N° 69	A319	Nov-08
- Aircraft N° 70	A319	Jul-08
- Aircraft N° 71	A319	Aug-08
- Aircraft N° 72	A321	Feb-09
- Aircraft N° 73	A321	Jan-09
- Aircraft N° 74	A321	Mar-13
- Aircraft N° 75	A320	May-09
- Aircraft N° 76	A320	Dec-11
- Aircraft N° 77	A321	Jan-11
- Aircraft N° 78	A320	Dec-11
- Aircraft N° 79	A321	Apr-11
- Aircraft N° 80	A321	Jun-10
- Aircraft N° 81	A319	Jan-10
- Aircraft N° 82	A319	Jul-11
- Aircraft N° 83	A319	Jun-11
- Aircraft N° 84	A321	Jun-10
- Aircraft N° 85	A320	Mar-12
- Aircraft N° 86	A320	Feb-12
- Aircraft N° 87	A320	Jun-13
- Aircraft N° 88	A320	Nov-13
- Aircraft N° 89	A319	Jun-11
- Aircraft N° 90	A320	Jul-12
- Aircraft N° 91	A320	Mar-12
- Aircraft N° 92	A320	Oct-10
- Aircraft N° 93	A320	Jun-12
- Aircraft N° 94	A320	Nov-13
- Aircraft N° 95	A320	Aug-12	Aircraft Nos 95-114
- Aircraft N° 96	A321	July 2015	Aircraft Nos 95-114
- Aircraft N° 97	A320	Oct-12	Aircraft Nos 95-114
- Aircraft N° 98	A320	Mar-14	Aircraft Nos 95-114
- Aircraft N° 99	A320	Nov-13	Aircraft Nos 95-114
- Aircraft N° 100	A320	Aug-13	Aircraft Nos 95-114
- Aircraft N° 101	A320	May-13	Aircraft Nos 95-114

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 102	A320	Jun-13	Aircraft Nos 95-114
- Aircraft N° 103	A320	Apr-13	Aircraft Nos 95-114
- Aircraft N° 104	A320	Jul-13	Aircraft Nos 95-114
- Aircraft N° 105	A320	Sep-13	Aircraft Nos 95-114
- Aircraft N° 106	A320	Sep-13	Aircraft Nos 95-114
- Aircraft N° 107	A320	May-14	Aircraft Nos 95-114
- Aircraft N° 108	A320	Oct-13	Aircraft Nos 95-114
- Aircraft N° 109	A320	Jun-14	Aircraft Nos 95-114
- Aircraft N° 110	A319	Oct-12	Aircraft Nos 95-114
- Aircraft N° 111	A320	May-12	Aircraft Nos 95-114
- Aircraft N° 112	A321	October 2015	Aircraft Nos 95-114
- Aircraft N° 113	A320	Mar-12	Aircraft Nos 95-114
- Aircraft N° 114	A321	December 2015	Aircraft Nos 95-114
- Aircraft N° 115	A321	Jan-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 116	A320	Feb-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 117	A320	Mar-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 118	A321	May-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 119	A321	July 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 120	A321	February 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 121	A321	Nov-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 122	A321	[***]	[***]
- Aircraft N° 123	A321	[***]	[***]
- Aircraft N° 124	A321	Dec-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 125	A321	[***]	[***]
- Aircraft N° 126	A321	[***]	[***]
- Aircraft N° 127	A321	Feb-15	2010 A320 Family Incremental Aircraft
- Aircraft N° 128	A321	[***]	[***]
- Aircraft N° 129	A321	[***]	[***]
- Aircraft N° 130	A321	[***]	[***]
- Aircraft N° 131	A321	May 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 133	A321	August 2015	2010 A320 Family Incremental Aircraft

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 134	A321	August 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 135	A321	March 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 136	A321	[***]	[***]
- Aircraft N° 137	A321	[***]	[***]
- Aircraft N° 138	A321	[***]	[***]
- Aircraft N° 139	A321	[***]	[***]
- Aircraft N° 140	A321	[***]	[***]

- [***] Aircraft N° 132	A321	[***]	[***]
- [***] Aircraft N° 141	A321	[***]	[***]
- [***] Aircraft N° 142	A321	[***]	[***]
- [***] Aircraft N° 143	A321	[***]	[***]
- [***] Aircraft N° 144	A321	[***]	[***]
- [***] Aircraft N° 145	A320	[***]	[***]
- [***] Aircraft N° 146	A320	[***]	[***]
- [***] Aircraft N° 147	A320	[***]	[***]
- [***]Aircraft N° 148	A320	[***]	[***]
- [***] Aircraft N° 149	A320	[***]	[***]
- [***] Aircraft N° 150	A320	[***]	[***]
- [***]Aircraft N° 151	A320	[***]	[***]
- [***] Aircraft N° 152	A320	[***]	[***]
- [***] Aircraft N° 153	A320	[***]	[***]
- [***] Aircraft N° 154	A320	[***]	[***]
- [***] Aircraft N° 155	A320	[***]	[***]
- [***] Aircraft N° 156	A320	[***]	[***]
- [***]Aircraft N° 157	A320	[***]	[***]
- [***] Aircraft N° 158	A320	[***]	[***]
- [***] Aircraft N° 159	A320	[***]	[***]
- [***] Aircraft N° 160	A320	[***]	[***]
- [***] Aircraft N° 161	A321	[***]	[***]
- [***] Aircraft N° 162	A321	[***]	[***]
- [***] Aircraft N° 163	A321	[***]	[***]
- [***] Aircraft N° 164	A321	[***]	[***]
- [***] Aircraft N° 165	A321	[***]	[***]
- [***] Aircraft N° 166	A321	[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

UNQUOTE

3.	EXHIBIT A Part 1 – Seller Price Revision Formula

In Clause 3 of Part 1 of Exhibit A to Amendment No. 11 to the Agreement the reference to “Table 6” is hereby replaced with “Table 9”.

4.	CONFIDENTIALITY

This Amendment No. 21 is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

5.	LAW AND JURISDICTION

This Amendment No. 21 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Amendment No. 21 shall be within the exclusive jurisdiction of the Courts of England.

6.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment No. 21, the Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 21.

This Amendment No. 21 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

The Agreement between the Seller and the Buyer shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

In the event of any inconsistency between the Agreement and the present Amendment No. 21, the latter shall prevail to the extent of said inconsistency.

This Amendment No. 21 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

7.	SEVERABILITY

In the event that any provision of this Amendment No. 21 should for any reason be held ineffective, the remainder of this Amendment No. 21 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment No. 21 prohibited or unenforceable in any respect. Any provisions of this Amendment No. 21 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment No. 21.

This Amendment No. 21 has been executed in two (2) original specimens which are in English.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

IN WITNESS WHEREOF this Amendment No. 21 to the Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

Name :	Name :

Title :	Title :

LATAM AIRLINES GROUP S.A.

Name :

Title :

Witness

Name :

Title :

AMENDMENT N°21

TO THE A320/A330

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

AND

LATAM AIRLINES GROUP S.A.

REF: CT1242567

A320/A330 PA – LATAM – Amdt. 21 – CT1242567- 12/2015	Page 1 of 9

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT N°21

TO THE

A320/A330 PURCHASE AGREEMENT

This Amendment No.21 is made as of the 21st day of December 2015 to the A320/A330 Purchase Agreement signed on November 14, 2006 (as subsequently amended, supplemented, novated or otherwise modified),

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte

U31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as ”the Seller”) of the one part,

AND

LATAM AIRLINES GROUP S.A., having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes

SANTIAGO

CHILE

(herein after referred to as “the Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the "Parties" and individually as a "Party".

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

WHEREAS

A-	The Seller and TAM Linhas Aereas S.A. (the “Original Buyer”) have signed on November 14, 2006, an A320/A330 Purchase Agreement (Reference CCC 337.0068/06) covering the purchase by the Original Buyer and the sale by the Seller of certain A320 Family Aircraft and A330-200 Aircraft which, together with all Exhibits, Appendixes, Letter Agreements, Amendment No. 1, dated as of January 21, 2008, Amendment No. 2, dated as of October 15, 2008, Amendment No. 3 dated January 5, 2009, Amendment No.4, dated as of July 1, 2009, Amendment No.5, dated as of December 24, 2009, Amendment No.6, dated as of March 4, 2010, Amendment No.7, dated as of July 28, 2010, Amendment No.8, dated as of April 29, 2011, Amendment No.9, dated as of June 13, 2011, Amendment No.10, dated as of October 11, 2011, Amendment No.11, dated as of October 11, 2011, Amendment No.12, dated as of January 27, 2012, Amendment No. 13, dated as of November 30, 2012, Amendment No. 14, dated as of December 14, 2012, Amendment No. 15, dated as of February 18, 2013, Amendment No. 16, dated as of February 27, 2013, Amendment No. 17, dated as of August 19, 2013, Amendment No. 18, dated as of July 15, 2014, incorporated therein is hereinafter referred to as the "Original Agreement".

B-	The Buyer, Seller and Original Buyer entered into a novation agreement dated 30 October 2014 (the “Novation”) novating the Original Agreement from the Original Buyer to the Buyer.

C-	Pursuant to an Amendment No. 19, dated as of December 11, 2014 and Amendment No. 20, dated as of June 3, 2015 the Seller and the Buyer amended the Original Agreement (the “Amendments”), (the Original Agreement as novated pursuant to the Novation and amended pursuant to the Amendments is hereinafter referred to as the “Agreement”).

D-	The Buyer and the Seller have agreed i) for the Seller to use one A320 NEO Aircraft scheduled to be delivered to the Buyer under the Agreement for a series of flight tests [***], and ii) to reschedule the Delivery of one A320 NEO Aircraft.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	A320 NEO FLIGHT TEST AIRCRAFT

1.1	Notwithstanding anything in the Agreement to the contrary, including without limitation, the provisions of Clause 8.4 thereof, the Parties hereby acknowledge and agree to the Seller’s use of the Aircraft bearing rank No. [***] in the Agreement with a Scheduled Delivery [***] in [***] (the “Flight Test Aircraft”) for a series of flight tests as described in Clause 1.2 below (the “Flight Tests”) [***]

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

1.2	[***].

[***].

[***].

1.3	[***].

1.4	[***].

1.5	[***].

[***].

[***].

[***].

[***].

[***].

1.6	[***]:

(i)	[***]
(ii)	[***].

[***].

1.7	[***].

1.8	[***].

[***].

2.	A320 FAMILY RESCHEDULING

2.1	The Parties agree to reschedule the delivery of two (2) A320neo Aircraft identified by rank numbers 145 and 146 as follows:

Aircraft Rank	Original Scheduled Delivery Month	Revised Scheduled Delivery Month	Aircraft Type	Aircraft Batch
145	[***]	[***]	A320	[***]
146	[***]	[***]	A320	[***]

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

2.2	Clause 9.1.1.1 of the Agreement is hereby amended and restated as follows:

QUOTE

9.1.1.1	A319 / A320 / A321 Aircraft

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 64	A321	Aug-07
- Aircraft N° 65	A321	Aug-07
- Aircraft N° 66	A320	Oct-07
- Aircraft N° 67	A320	Oct-07
- Aircraft N° 68	A321	Nov-07
- Aircraft N° 69	A319	Nov-08
- Aircraft N° 70	A319	Jul-08
- Aircraft N° 71	A319	Aug-08
- Aircraft N° 72	A321	Feb-09
- Aircraft N° 73	A321	Jan-09
- Aircraft N° 74	A321	Mar-13
- Aircraft N° 75	A320	May-09
- Aircraft N° 76	A320	Dec-11
- Aircraft N° 77	A321	Jan-11
- Aircraft N° 78	A320	Dec-11
- Aircraft N° 79	A321	Apr-11
- Aircraft N° 80	A321	Jun-10
- Aircraft N° 81	A319	Jan-10
- Aircraft N° 82	A319	Jul-11
- Aircraft N° 83	A319	Jun-11
- Aircraft N° 84	A321	Jun-10
- Aircraft N° 85	A320	Mar-12
- Aircraft N° 86	A320	Feb-12
- Aircraft N° 87	A320	Jun-13
- Aircraft N° 88	A320	Nov-13
- Aircraft N° 89	A319	Jun-11
- Aircraft N° 90	A320	Jul-12
- Aircraft N° 91	A320	Mar-12
- Aircraft N° 92	A320	Oct-10
- Aircraft N° 93	A320	Jun-12
- Aircraft N° 94	A320	Nov-13
- Aircraft N° 95	A320	Aug-12	Aircraft Nos 95-114
- Aircraft N° 96	A321	July 2015	Aircraft Nos 95-114
- Aircraft N° 97	A320	Oct-12	Aircraft Nos 95-114
- Aircraft N° 98	A320	Mar-14	Aircraft Nos 95-114
- Aircraft N° 99	A320	Nov-13	Aircraft Nos 95-114
- Aircraft N° 100	A320	Aug-13	Aircraft Nos 95-114
- Aircraft N° 101	A320	May-13	Aircraft Nos 95-114

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 102	A320	Jun-13	Aircraft Nos 95-114
- Aircraft N° 103	A320	Apr-13	Aircraft Nos 95-114
- Aircraft N° 104	A320	Jul-13	Aircraft Nos 95-114
- Aircraft N° 105	A320	Sep-13	Aircraft Nos 95-114
- Aircraft N° 106	A320	Sep-13	Aircraft Nos 95-114
- Aircraft N° 107	A320	May-14	Aircraft Nos 95-114
- Aircraft N° 108	A320	Oct-13	Aircraft Nos 95-114
- Aircraft N° 109	A320	Jun-14	Aircraft Nos 95-114
- Aircraft N° 110	A319	Oct-12	Aircraft Nos 95-114
- Aircraft N° 111	A320	May-12	Aircraft Nos 95-114
- Aircraft N° 112	A321	October 2015	Aircraft Nos 95-114
- Aircraft N° 113	A320	Mar-12	Aircraft Nos 95-114
- Aircraft N° 114	A321	December 2015	Aircraft Nos 95-114
- Aircraft N° 115	A321	Jan-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 116	A320	Feb-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 117	A320	Mar-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 118	A321	May-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 119	A321	July 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 120	A321	February 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 121	A321	Nov-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 122	A321	[***]	[***]
- Aircraft N° 123	A321	[***]	[***]
- Aircraft N° 124	A321	Dec-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 125	A321	[***]	[***]
- Aircraft N° 126	A321	[***]	[***]
- Aircraft N° 127	A321	Feb-15	2010 A320 Family Incremental Aircraft
- Aircraft N° 128	A321	[***]	[***]
- Aircraft N° 129	A321	[***]	[***]
- Aircraft N° 130	A321	[***]	[***]
- Aircraft N° 131	A321	May 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 133	A321	August 2015	2010 A320 Family Incremental Aircraft

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 134	A321	August 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 135	A321	March 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 136	A321	[***]	[***]
- Aircraft N° 137	A321	[***]	[***]
- Aircraft N° 138	A321	[***]	[***]
- Aircraft N° 139	A321	[***]	[***]
- Aircraft N° 140	A321	[***]	[***]

- [***] Aircraft N° 132	A321	[***]	[***]
- [***] Aircraft N° 141	A321	[***]	[***]
- [***] Aircraft N° 142	A321	[***]	[***]
- [***] Aircraft N° 143	A321	[***]	[***]
- [***] Aircraft N° 144	A321	[***]	[***]
- [***] Aircraft N° 145	A320	[***]	[***]
- [***] Aircraft N° 146	A320	[***]	[***]
- [***] Aircraft N° 147	A320	[***]	[***]
- [***]Aircraft N° 148	A320	[***]	[***]
- [***] Aircraft N° 149	A320	[***]	[***]
- [***] Aircraft N° 150	A320	[***]	[***]
- [***]Aircraft N° 151	A320	[***]	[***]
- [***] Aircraft N° 152	A320	[***]	[***]
- [***] Aircraft N° 153	A320	[***]	[***]
- [***] Aircraft N° 154	A320	[***]	[***]
- [***] Aircraft N° 155	A320	[***]	[***]
- [***] Aircraft N° 156	A320	[***]	[***]
- [***]Aircraft N° 157	A320	[***]	[***]
- [***] Aircraft N° 158	A320	[***]	[***]
- [***] Aircraft N° 159	A320	[***]	[***]
- [***] Aircraft N° 160	A320	[***]	[***]
- [***] Aircraft N° 161	A321	[***]	[***]
- [***] Aircraft N° 162	A321	[***]	[***]
- [***] Aircraft N° 163	A321	[***]	[***]
- [***] Aircraft N° 164	A321	[***]	[***]
- [***] Aircraft N° 165	A321	[***]	[***]
- [***] Aircraft N° 166	A321	[***]	[***]

UNQUOTE

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

3.	EXHIBIT A Part 1 – Seller Price Revision Formula

In Clause 3 of Part 1 of Exhibit A to Amendment No. 11 to the Agreement the reference to “Table 6” is hereby replaced with “Table 9”.

4.	CONFIDENTIALITY

This Amendment No. 21 is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

5.	LAW AND JURISDICTION

This Amendment No. 21 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Amendment No. 21 shall be within the exclusive jurisdiction of the Courts of England.

6.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment No. 21, the Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 21.

This Amendment No. 21 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

The Agreement between the Seller and the Buyer shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

In the event of any inconsistency between the Agreement and the present Amendment No. 21, the latter shall prevail to the extent of said inconsistency.

This Amendment No. 21 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

7.	SEVERABILITY

In the event that any provision of this Amendment No. 21 should for any reason be held ineffective, the remainder of this Amendment No. 21 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment No. 21 prohibited or unenforceable in any respect. Any provisions of this Amendment No. 21 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment No. 21.

This Amendment No. 21 has been executed in two (2) original specimens which are in English.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

IN WITNESS WHEREOF this Amendment No. 21 to the Agreement was duly entered into the day and year first above written.

For and on behalf of		For and on behalf of

LATAM AIRLINES GROUP S.A.		AIRBUS S.A.S.

Name	:	Name	:

Title	:	Title	:

LATAM AIRLINES GROUP S.A.

Name	:

Title	:

Witness

Name	:

Title	:

A320/A330 PA – LATAM – Amdt. 21 – CT1242567- 12/2015